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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   ---------

                                   Form 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                                 -------------

        Date of Report (Date of earliest event reported) March 12, 2004

                                   CULP, INC.

            (Exact name of registrant as specified in its charter)


         North Carolina                  0-12781                56-1001967
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
         incorporation)                                    Identification No.)



                             101 South Main Street
                       High Point, North Carolina  27260
                   (Address of principal executive offices)
                                (336) 889-5161
             (Registrant's telephone number, including area code)





         (Former name or former address, if changed since last report)





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



Item 9 --   Regulation FD

On March 12, 2004 the registrant issued a press release to disclose an agreement with Precision Fabrics to distribute flame-resistant fabrics to the bedding industry. A copy of the press release is attached hereto as Exhibit 99.

Forward Looking Information.

 This release contains statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about expectations for the company's future sales, gross profit margins, SG&A or other expenses, and earnings. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the company adversely. In addition, strengthening of the U. S. dollar against other currencies could make the company's products less competitive on the basis of price in markets outside the United States. Other factors that could affect the matters discussed in forward-looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission.







                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CULP, INC.
                                    (Registrant)


                              By:    Franklin N. Saxon
                                    -------------------
                                     Executive Vice President and
                                     Chief Financial Officer





Dated:  March 12, 2004

Exhibit 99


                                  NEWS RELEASE

Media Contact:      Kenneth M. Ludwig
                    Senior Vice President, Human Resources
                    336-889-5161


        CULP ANNOUNCES AN AGREEMENT WITH PRECISION FABRICS TO DISTRIBUTE
                 FLAME-RESISTANT FABRICS TO THE BEDDING INDUSTRY


HIGH POINT, NC (March 12, 2004) - Culp, Inc. (NYSE:CFI) today announced that its Culp Home Fashions division has entered into an agreement with Precision Fabrics Group to distribute flame-resistant fabrics to Culp's customers in the bedding industry.

     Based in Greensboro, North Carolina, Precision Fabrics Group has been producing flame-resistant products for 15 years for use in airline seating, industrial protective apparel and window treatments. After three years of development, Precision Fabrics Group has recently introduced its SoftGuard TM MTP line of products for the bedding industry. These fabric products consist of a proprietary blend of fibers that are treated to provide superior flame blocking capability. The fabrics are designed to be used between the mattress foam and the ticking, or beneath "sacrificial" layers of fiber or foam, and can be used to replace existing fabric and foundation components. When this fabric is properly integrated into a sleep set, the bedding will meet the State of California's new open flame mattress flammability standard, currently scheduled to go into effect on January 1, 2005.

     Through this new partnership, Culp will be the exclusive distributor of SoftGuard TM MTP, marking the first agreement between a mattress ticking supplier and a producer of flame-resistant fabrics. The Culp sales force has been extensively trained on the features of SoftGuard TM MTP and will be able to make specific recommendations to its bedding customers on the appropriate placement. In addition, Culp plans to devote an entire showroom to the SoftGuard TM MTP product line at the upcoming International Sleep Products Association Expo in Indianapolis.

     Commenting on the announcement, Robert G. Culp, IV, executive vice president of Culp Home Fashions, said, "We are very pleased to have this opportunity to work with Precision Fabrics Group in introducing this important product line to our bedding customers. As a leading provider of mattress ticking, we want to help our customers comply with the new safety standards being imposed on the bedding industry. We believe that adding SoftGuard TM MTP to Culp's product line complements our mattress ticking offerings and further enhances our competitive position. We look forward to a successful partnership for both companies as we distribute SoftGuard TM MTP products on a national level."

     Doug Small, business director for Precision Fabric Group's SoftGuard Technologies, added, "This partnership with Culp represents a unique opportunity for Precision Fabrics Group to leverage the success of an established industry leader and quickly introduce our product to the market. Production of SoftGuard TM MTP products is already underway at our Greensboro plant and we will have the ability to meet the bedding industry's foreseeable needs."

     Culp, Inc. is one of the world's largest marketers of upholstery fabrics for furniture and is a leading marketer of mattress ticking for bedding. The Company's fabrics are used principally in the production of residential and commercial furniture and bedding products.

     Precision   Fabrics  Group,  Inc.  ("PFG")  is  a  privately  held  company headquartered in Greensboro, North Carolina. The Company develops and manufactures highly engineered woven and non-woven products for a wide variety of technical end uses. PFG's products are used primarily in medical, protective apparel, home furnishing, industrial, military, and consumer product applications. The Company operates three manufacturing locations in the United States, and has sales offices in Greensboro and Frankfurt, Germany.

     This release contains statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about expectations for the company's future sales, gross profit margins, SG&A or other expenses, and earnings. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the company adversely. In addition, strengthening of the U. S. dollar against other currencies could make the company's products less competitive on the basis of price in markets outside the United States. Other factors that could affect the matters discussed in forward-looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission.

                                      -END-